UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report: January 15, 2003
                        (Date of earliest event reported)


                            -------------------------



                      TRANSACTION SYSTEMS ARCHITECTS, INC.
             (Exact name of registrant as specified in its charter)



          Delaware                   0-25346                     47-0772104
(State or other jurisdiction       (Commission                (I.R.S. Employer
      of incorporation)            File Number)              Identification No.)


                             224 South 108th Avenue,
                              Omaha, Nebraska 68154
          (Address of principal executive offices, including zip code)


                                 (402) 334-5101
              (Registrant's telephone number, including area code)


                            -------------------------




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Item 5.  Other Events.

     On January 15, 2003, Transaction Systems Architects, Inc. issued a press release announcing that the NASDAQ Listing Qualifications Panel has determined to continue the listing of the Company's common stock on the NASDAQ National Market and that the delisting proceedings have been closed. The trading symbol for the Company's common stock will once again be TSAI, effective Friday, January 17, 2003.


Item 7.  Financial Statements and Exhibits.

       (c)   Exhibits.

    99.1   Press Release dated January 15, 2003.





                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     TRANSACTION SYSTEMS ARCHITECTS, INC.


 Date: January 15, 2003              By:         /s/ Dwight G. Hanson
                                        ----------------------------------------
                                                    Dwight G. Hanson
                                         Chief Financial Officer, Treasurer and
                                                  Senior Vice President

                                  EXHIBIT INDEX

  Exhibit
  Number      Description

    99.1      Press Release dated January 15, 2003